Reconciliation of Income Tax Expense (Benefit) Computed by Applying U.S. Statutory Federal Income Tax Rate against Income (Loss) before Income Taxes to Provision (Benefit) for Income Taxes (Detail) (USD $)
In Thousands, unless otherwise specified
	12 Months Ended
	May 31, 2013	May 31, 2012	May 31, 2011
Income Tax Rate Reconciliation [Line Items]
Income tax expense (benefit) at the U.S. statutory federal income tax rate	$ 61,912	$ 114,901	$ 103,141
Impact of foreign operations	(11,552)	(32,192)	(39,932)
State and local income taxes net of federal income tax benefit	1,979	4,073	4,527
Tax benefits from the domestic manufacturing deduction	(4,489)	(3,744)	(2,750)
Nondeductible fines and penalties	4,802
Nondeductible business expense	1,269	1,304	1,404
Valuation allowance	14,729	9,353	24,994
Other	(1,610)	831	501
Provision (Benefit) for Income Tax Expense	$ 67,040	$ 94,526	$ 91,885
Effective Income Tax Rate	37.90%	28.80%	31.10%